UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

WALKER INNOVATION INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

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Walker Innovation Inc.

Two High Ridge Park

Stamford, CT 06905

April [13], 2016

Dear Fellow Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Walker Innovation Inc. at 10:00 a.m. local time, on Thursday, May 5, 2016 at Five High Ridge Park, Stamford, CT 06905.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

[Insert Signature Here]

Jay S. Walker

Executive Chairman

Notice of Annual Meeting to Stockholders

Thursday, May 5, 2016

10:00 a.m. local time

Five High Ridge Park, Stamford, CT 06905

The Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) of WALKER INNOVATION INC., a Delaware Corporation (the ‘‘Company’’), will be held at Five High Ridge Park, Stamford, CT 06905 on Thursday, May 5, 2016 at 10:00 a.m. local time, for the following purposes:

1.	To elect six nominees as Directors to serve until the 2017 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	To approve an amendment to the Company's Bylaws to allow for stockholder removal of directors for cause and without cause;

3.	To ratify the appointment of Marcum, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2016; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors set March 17, 2016 as the record date for the meeting. This means that owners of record of shares of Common Stock and Series B Convertible Preferred Stock of the Company as of close of business on that date are entitled to:

•	receive this notice of the meeting; and

•	vote at the meeting and any adjournments or postponements of the meeting.

We will make available a list of stockholders of record as of the close of business on March 17, 2016 for inspection for any purpose germane to the meeting during normal business hours from April 24 through May 4, 2016 at the Company’s principal place of business, Two High Ridge Park, Stamford, CT 06905. This list will also be available to stockholders for any such purpose at the meeting.

April [13], 2016

Stamford, CT

By Order of the Board of Directors,

Jonathan A. Siegel
Chief Administrative Officer, General
Counsel and Secretary

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares as described in the enclosed materials. You may sign, date and mail the proxy card in the enclosed return envelope. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

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Proxy Statement SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time:	Thursday, May 5, 2016 at 10:00 a.m. local time

Place:	Five High Ridge Park, Stamford, CT 06905

Proposals to be Voted on at the Annual Meeting

At the Annual Meeting, our stockholders will be asked to:

Items of Business	Board Recommendation
Item 1. Elect six Directors (page 7)	FOR each Director Nominee

Item 2. Approve the amendment and restatement of the Company's Bylaws to modify the provisions relating to the removal of directors to clarify that for stockholders may remove directors with and without cause; (page 23)	FOR

Item 3. Ratify the Appointment of Marcum, LLP as Independent Auditors (page 30)	FOR

Director Nominees

The following table provides summary information about each Director Nominee.

Name	Age	Director Since	Primary Occupation	Committee Memberships[1]
Jay S. Walker	60	2013	Chairman of Walker Digital, LLC	C (Chair), E (Chair) N (Chair)
Jonathan Ellenthal	50	2013	Vice Chairman of the Board of Directors and Chief Executive Officer of Walker Innovation Inc.	E, N
Nathaniel J. Lipman*	51	2013	Former Executive Chairman of the Board of Directors of Affinion Group, Inc.	A, E
Richard J. Salute*	70	2015	Former Office Managing Partner, Cohn Reznick and Chief Financial Officer of PAXMED, Inc.	A (Chair)
Sharon Barner*	58	2013	Vice President and General Counsel of Cummins Inc.	A, C
Harvey W. Schiller	75	2005	Vice Chairman and President of the Sports, Media and Entertainment Practice of Diversified Search	C, N

* Independent Director

1 A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating Committee

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Bylaws of the Company

The Nominating Committee and Board of Directors have adopted an amended and restated form of the Company's Bylaws, subject to the approval of the Company's stockholders, to allow for stockholder removal of Directors with or without cause. The Nominating Committee and Board of Directors believe adopting the Bylaw amendment is in the best interests of the Company and its stockholders.

Independent Auditors

The Audit Committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2016. The Audit Committee and the Board believe that the continued retention of Marcum, LLP to serve as the independent auditors is in the best interests of the Company and its stockholders.

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WALKER INNOVATION INC.

Two High Ridge Park

Stamford, CT 06905

Proxy Statement

For Annual Meeting of Stockholders

to be held May 5, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Walker Innovation Inc. (the ‘‘Company,’’ ‘‘Walker Innovation,’’ ‘‘we,’’ ‘‘us,’’ or ‘‘our’’) for the Annual Meeting of Stockholders to be held on May 5, 2016 at Five High Ridge Park, Stamford, CT 06905, at 10:00 a.m., local time and at any adjournment or postponement of the meeting.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 will be mailed to our stockholders on or about April 15, 2016.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting. Written notice of such revocation should be forwarded directly to Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K are available at http://astproxyportal.com/ast/19637.

Questions and Answers about the 2016 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The record date of the Annual Meeting is March 17, 2016 (the ‘‘Record Date’’). Only stockholders of record of shares of Common Stock or Series B Convertible Preferred Stock at the close of business on Record Date are entitled to receive notice of and vote at our Annual Meeting. Each share of the Company’s Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The holders of the shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters where stockholders are entitled to vote. The holders of shares of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast with respect to any such matter. As of the Record Date there were 20,741,572 shares Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company, LLC, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the ‘‘beneficial owner’’ of those shares.

What different methods can I use to vote?

By Written Proxy. All stockholders of record can vote by written proxy card. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. To vote by proxy using the enclosed proxy card, please complete, sign and date your proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on May 4, 2016 to be counted. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

If you are a beneficial owner, you will receive voting instructions from your bank or brokerage firm describing the available processes for voting your stock. If you do not give voting instructions to your bank or brokerage firm, your broker may only vote your shares for you on any discretionary items of business to be voted upon at the Annual Meeting, i.e. the ratification of the appointment of Marcum, LLP (Item 3).

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In Person. All stockholders of record may vote in person at the Annual Meeting. If you are a beneficial owner and want to vote your shares at the Annual Meeting, you will need to ask your bank, brokerage firm or nominee to furnish you a legal proxy. You will need to present a properly executed legal proxy for examination by the inspector of elections at the Annual Meeting before you will be able to vote the shares you beneficially own at the Annual Meeting.

Important Consideration for beneficial owners. You must instruct your bank or brokerage firm if you want your shares to be counted in the Election of Directors at the Annual Meeting (Item 1), and the Bylaw Amendment (Item 2). Please follow the instructions provided by your broker so that your vote can be counted.

Quorum Requirement for the Annual Meeting

The holders of record of a majority of the voting power of all the then outstanding shares entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, broker-non votes and votes withheld are included in the count to determine a quorum.

What if a quorum is not represented at the Annual Meeting? In the event that a quorum does not exist, the Executive Chairman or the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or by proxy may adjourn the meeting. At a subsequent meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting of Stockholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard
Item 1. Election of Directors

• vote in favor of all Nominees;

• vote in favor of specific Nominees;

• vote against all Nominees;

• vote against specific Nominees;

• withhold a vote with respect to all Nominees; or

• withhold a vote with respect to specific Nominees

The Board Recommends a vote FOR each of the Director Nominees.

Plurality of Votes Cast*

Item 2. Approval of an amendment to the Company's Bylaws to allow for stockholder removal of directors for cause and without cause	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal The Board Recommends a vote FOR the proposal.	Majority of Votes Cast

Item 3. Ratification of Appointment of Marcum, LLP as Independent Auditors	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification The Board Recommends a vote FOR the ratification.	Majority of Votes Cast

*	In the election of Directors (Item 1), shares present at the Annual Meeting that are not voted for a particular Nominee, broker non-votes, and shares present by proxy where the stockholder withholds authority to vote for the Nominee will not be counted toward the Nominee’s achievement of a plurality.

Abstentions and broker non-votes, while not counted as votes cast for the proposals, will have the practical effect of reducing the number of votes in favor of such proposals.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

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What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•	FOR the election of all Director Nominees as set forth in this Proxy Statement;

•	FOR the approval of an amendment to the Company's Bylaws to allow for stockholder removal of directors for cause and without cause; and

•	FOR the proposal to ratify the appointment of Marcum, LLP as Independent Auditors.

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from our bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-discretionary Items. The election of Directors and the proposal to approve an amendment to the Company's Bylaws to allow for stockholder removal of directors for cause and without cause are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Marcum, LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

What can I do if I change my mind after I vote my shares?

You may revoke any proxy by notifying us using any of the following methods: (i) written notice should be forwarded directly to Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905; (ii) by voting a subsequent proxy; or (iii) in person at the Annual Meeting.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent American Stock Transfer and Trust Company, LLC. All other votes will be tabulated by an inspector of election at the meeting.

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ELECTION OF DIRECTORS

(Item 1)

Upon recommendation of the Nominating Committee, the Board of Directors has nominated each of Jay S. Walker, Jonathan Ellenthal, Nathaniel J. Lipman, Richard J. Salute, Sharon Barner and Harvey W. Schiller for election as Director. Nathaniel J. Lipman, Richard J. Salute and Sharon Barner are considered independent under the independence standards of NASDAQ and applicable Securities and Exchange Commission ("SEC" or "Commission") rules. There are no family relationships among any of our named executive officers, Directors and key employees.

All of the Director Nominees currently serve on the Board of Directors and were elected by stockholders at the 2015 Annual Meeting of Stockholders. If elected, each Nominee will hold office until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Each of the Director Nominees has consented to being named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected. However, if any Nominee should become unable for any reason or unwilling for good cause to serve, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the Board of Directors.

The Board of Directors recommends a vote FOR each Nominee as a Director to hold office until the 2017 Annual Meeting. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

Director Nominees

Name	Age	Director Since	Position
Jay S. Walker	60	2013	Executive Chairman of the Board of Directors
Jonathan Ellenthal	50	2013	Vice Chairman of the Board of Directors, Chief Executive Officer
Nathaniel J. Lipman	51	2013	Director
Richard J. Salute	70	2015	Director
Sharon Barner	58	2013	Director
Harvey W. Schiller, Ph.D.	75	2005	Director

Jay S. Walker, Executive Chairman of the Board of Directors, is chairman of Walker Digital, LLC, (‘‘Walker Digital’’) which he founded in 1994. He is widely known as the founder of Priceline.com, which brought a new level of value to the travel industry and its millions of customers. Mr. Walker is also the curator and chairman of TEDMED, a global community of people from every field who are passionate about the future of health and medicine (TEDMED is the sole independent licensee of the TED organization) and acting Chief Executive Officer and controlling investor in The Upside Commerce Group, LLC ("Upside Holdings"), a business travel company he founded in 2015. Concurrently, Mr. Walker is a member of several organizations that promote innovative solutions to global problems, including The President’s Circle of the National Academies (comprising the National Academy of Science; the National Academy of Engineering; the Institute of Medicine; and the National Research Council); and the Atlantic Council as a member of the Board of Directors. Mr. Walker is also curator of a private library on the History of Human Imagination and is actively involved with Cornell University as the co-chairman of its Library Campaign. Mr. Walker received his Bachelor of Arts in Industrial Relations, Cornell University, New York, in 1978 and an Honorary Doctor of Science, Cazenovia College, New York in 2011.

Jonathan Ellenthal, Vice Chairman of the Board of Directors, Chief Executive Officer, Mr. Ellenthal was the Chief Executive Officer of Walker Digital Management, LLC ("WDM"), a wholly-owned subsidiary of Walker Digital from 2008 – 2013. He served as a Director for many of Walker Digital’s subsidiaries and collaborated with Jay S. Walker on all new business designs and the strategic direction of Walker Digital. Since early 2011, Mr. Ellenthal has also been a Partner in TEDMED, LLC ("TEDMED"). As the exclusive licensee of the globally recognized TED brand for the field of health and medicine, TEDMED focuses entirely on innovation and breakthrough thinking in service of a healthier future. From 2011 to 2014, he was a member of the Board of Directors of Affinion Group, Inc., a customer engagement and loyalty company, with more than 70 million customers worldwide. Mr. Ellenthal is a member of the Upside Holdings Board of Managers and pursuant to the Shared Services Agreement between the Company and Upside Holdings, he performs certain services for Upside Holdings.

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Prior to joining Walker Digital in 2008, Mr. Ellenthal was the Chief Executive Officer of Synapse Group, Inc., a direct marketing subsidiary of Time Inc., and served in a variety of senior leadership roles at Synapse before becoming CEO. Mr. Ellenthal is a Trustee of the Wilton Family Y in Wilton, Connecticut, and a board member of the local chapter of Young Presidents’ Organization, Inc. He holds a B.A. from Wesleyan University in Middletown, Connecticut.

Nathaniel J. Lipman was the Executive Chairman of Affinion Group, Inc. (“Affinion”) from September 2012 to November 2015. He joined Affinion (formerly known as Cendant Marketing Group) in June 1999 and worked in various positions, including executive officer positions with increasing responsibility, which culminated in his appointment as Chief Executive Officer in October 2005. Prior to joining Affinion, Mr. Lipman was Senior Executive Vice President, Corporate Development and Strategic Planning for Planet Hollywood International Inc., Senior Vice President and General Counsel of House of Blues Entertainment, Inc. and Senior Corporate Counsel at The Walt Disney Company.  He also worked as an attorney at Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Lipman is currently a Director of Novitex Holdings, Inc. and Trusted Media Brands, Inc. Additionally, within the past five years Mr. Lipman served as a Director of Affinion and Affinion Group Holdings, Inc and served on the Board of Managers of Upside Holdings.

Richard J. Salute, Director, has been the Chief Financial Officer of PAXMED, Inc (a medical device company), since June 2014. From 2004 to 2013, Mr. Salute served as an Office Managing Partner at Cohn Reznick and served as the Capital Markets and SEC Practice Director prior to his retirement. Prior to 2004, Mr. Salute spent over 30 years at Andersen LLP, a global accounting firm managing complex audits for both public and private companies. In addition to his client responsibilities he started three businesses for the firm: the Enterprise Group (NY Metropolitan Area), the Technology Practice (New York Office), and the Bankruptcy and Corporate Recovery Practice (nationwide). Mr. Salute holds a bachelor’s of business administration (cum laude) from Adelphi University.

Sharon Barner, Director, has been Vice President, General Counsel, of Cummins Inc. (NYSE;CMI) since January 30, 2012. Prior to joining Cummins, Sharon was the Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director of the United States Patent and Trademark Office from 2009 through 2011. From 1996 to 2009 she was an attorney and partner with the international law firm of Foley & Lardner LLP where, among other positions, she chaired the Intellectual Property Department and the Intellectual Property Litigation Practice Group. She was also a member of the Executive Management Committee for the firm from 2003 through 2009. Ms. Barner was named as one of ‘‘The 50 Most Influential Minority Lawyers in America’’ by The National Law Journal (May 2008). Ms. Barner was also named to the list of the top 50 women ‘‘Super Lawyers’’ in Illinois in 2006 − 2011 by Law & Politics Media, Inc. for intellectual property litigation work (2005 − 2011). She was also named top Intellectual Property Lawyer in Black Enterprise Magazine in November, 2003, and top Intellectual Property Lawyer in Diversity and the Bar in May/June, 2003. Other accolades include ‘‘Patent Plums: Who’s Enforcing the Most Important Patents’’ IP Law & Business (August 2001), and she was featured and profiled in a 2008 story entitled ‘‘The IP Wild West: Sharon Barner Takes on China,’’ Crain’s Chicago. From 2007 through 2009, Ms. Barner served on the Board of Directors for La Rabida Children’s Hospital, Chicago, Illinois; and has been the Chair of the Conflicts Committee since May 2012. In 1979, Ms. Barner received bachelor of science degrees in Political Science and in Psychology from Syracuse University and she received her Juris Doctor from the University of Michigan Law School in 1982.

Harvey W. Schiller, Ph.D., Director, was the Chairman of the Board and Chief Executive Officer of the Company from June 2005 until September 2013. He is Commercial Commissioner of America’s Cup 35, Chairman of Schiller Management Group, and Chairman of Renew Merchandise. He also serves as the Vice Chairman and President of the Sports, Media, and Entertainment Practice of Diversified Search, one of the top executive search firms in the U.S. Dr. Schiller was Chairman of the Board of privately-held GlobalOptions, Inc. between February 2004 and September 2013. Prior to joining GlobalOptions, Dr. Schiller served as Chairman of Assante U.S., a provider of financial and life management products and services, from 2002 to 2004. Prior to joining Assante, he was Chairman and Chief Executive Officer of YankeeNets from 1999 to 2002. His previous experience includes President of Turner Sports, Inc., Executive Director and Secretary General of the United States Olympic Committee and Commissioner of the Southeastern Conference. Prior to joining the United States Olympic Committee, Dr. Schiller served for more than 25 years in the United States Air Force, achieving the rank of Brigadier General. Dr. Schiller currently serves on the Boards of Mesa Airlines and the National Baseball Hall of Fame, and is a former advisory partner of Millennium Technology Value Partners, L.P.

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Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Board of Directors is composed of a diverse group of leaders in their respective fields. Our Directors have other experience that makes them valuable members, such as prior public policy experience or regulatory experience that provides insight into issues faced by companies.

•	Jay S. Walker. The Board believes that Mr. Walker will provide the Board, by virtue of his extensive experience as an innovator and entrepreneur, with valuable industry insight, leadership and business knowledge.

•	Jonathan Ellenthal. The Board believes that Mr. Ellenthal’s strategic vision and ability to realize new business avenues will be vital to the success of future Company initiatives.

•	Nathaniel J. Lipman. The Board believes that Mr. Lipman’s executive leadership experiences will provide the Board with a crucial perspective on the fruition of future business opportunities.

•	Richard J. Salute. The Board believes that, as a result of Mr. Salute’s financial background, as well as his service of publicly traded companies as an Audit Partner in both national and internationally recognized firms, he possesses a valuable ability to assess financial issues in a highly competitive business atmosphere. The Board made a qualitative assessment of Mr. Salute’s level of knowledge and experience based on a number of factors, including his experience as a former Audit Partner reporting companies and financial sophistication from his over forty years of finance experience.

•	Sharon Barner. The Board believes that Ms. Barner’s intellectual property law background, including her service as Deputy Under Secretary of Commerce for Intellectual Property and as Deputy Director of the United States Patent and Trademark Office, will provide the Board with valuable insight with respect to patent and patent-enforcement matters.

•	Harvey W. Schiller, Ph.D. The Board believes that, from his military career and as an executive of numerous entities, Dr. Schiller brings to the Board strong leadership and organizational skills and a deep commitment to integrity and excellence.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Walker Digital, LLC (‘‘Walker Digital’’) holds more than 50% of the voting power of the outstanding voting stock of the Company. As a result, the Company is a ‘‘controlled company’’ under the rules of NASDAQ and NYSE MKT. As such, the Company may avail itself of exemptions relating to the independence of the Board of Directors and certain Board committees. As permitted by the NASDAQ rules for ‘‘controlled companies,’’ our Board does not require that the Nominating Committee and Compensation Committee be comprised solely of independent Directors. Additional information about the committees is provided below.

Practices of our Board of Directors

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. The Board of Directors is currently composed of six members. All actions of the Board of Directors require the approval of a majority of the Directors in attendance at a meeting at which a quorum is present. A quorum is a majority of the Board of Directors.

Board and Committee Meetings; Attendance at Annual Meetings; Executive Sessions

In 2015, the Board held six meetings and the committees of the Board held a total of 12 meetings. Each Director attended 100% of the meetings of the Board and the committees on which he or she served during 2015. The independent Directors met three times in Executive Session in 2015. While we do not have a written policy with regard to Directors’ attendance at annual meetings of stockholders, all of the Directors attended the Annual Meeting of Stockholders in May 2015.

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Committees of the Board of Directors and Director Independence

Our Board has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee. The current members of the committees are set forth in the following table:

Director	Audit Committee	Compensation Committee	Executive Committee	Nominating Committee
Jay S. Walker		Chair	Chair	Chair
Jonathan Ellenthal			✓	✓
Nathaniel J. Lipman	✓		✓
Richard J. Salute	Chair
Sharon Barner	✓	✓
Harvey W. Schiller, Ph.D.		✓		✓

The Board has adopted a written charter for each of these committees, which is available at the Company’s website www.walkerinnovation.com by clicking on the ‘‘Investor Relations’’ and then ‘‘Corporate Governance.’’ Stockholders may also obtain a hard copy of these documents without charge from us by writing or calling: Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905; Tel: (203) 461-7200.

The Audit Committee

Primary Responsibilities: The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and our independent registered public accounting firm on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains our independent registered public accounting firm. It maintains direct responsibility for the compensation, termination and oversight of our independent registered public accounting firm and evaluates its qualifications, performance and independence. The committee also monitors compliance with our policies on ethical business practices and reports on these items to the Board. The Audit Committee has established policies and procedures for the pre-approval of all services provided by our independent registered public accounting firm. Our Audit Committee is currently comprised of Messrs Salute and Lipman and Ms. Barner; Mr. Salute is the Chairman of the committee.

Independence: Each member of the Audit Committee meets the independence requirements as defined by the rules of NASDAQ and the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’). Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Salute, is an ‘‘Audit Committee financial expert,’’ as defined under the Exchange Act, and is independent as defined by the rules of NASDAQ.

The Compensation Committee

Primary Responsibilities: The Compensation Committee determines all compensation for our Chief Executive Officer; reviews and approves corporate goals relevant to the compensation of our Chief Executive Officer and evaluates our Chief Executive Officer’s performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officers' compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. Our Compensation Committee is comprised of Mr. Walker, Ms. Barner and Dr. Schiller.

Independence: Because the Company is a ‘‘controlled company’’ under NASDAQ rules the Company has decided to avail itself of the NASDAQ controlled company exemption pertaining to Compensation Committee membership.

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The Executive Committee

Primary Responsibilities: The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, to the fullest extent permitted under Delaware law. Our Executive Committee is comprised of Messrs Walker, Ellenthal and Lipman.

The Nominating Committee

Primary Responsibilities: The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation. The committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The committee makes recommendations on organization, succession, consultantships and similar matters where Board approval is required. Our Nominating Committee is comprised of Mr. Walker, Mr. Ellenthal and Dr. Schiller.

The Nominating Committee, among other things, recommends nominees for election as members of the Board; considers and makes recommendations regarding Board practices and procedures; and considers corporate governance issues that arise from time to time and develops appropriate recommendations for the Board regarding such matters.

Each committee reports regularly to the Board and has the authority to engage its own advisors.

Compensation Committee Interlocks and InsiderParticipation

With the exception of Dr. Schiller, who was our Chief Executive Officer and Chairman prior to the Merger (as defined below), and Mr. Walker, who is currently our Executive Chairman of the Board of Directors, there is no other member of our Compensation Committee who at any time has been an officer or employee of ours or our subsidiaries, or who had any relationship requiring disclosure as a related party transaction. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

Board Leadership Structure

The positions of Chief Executive Officer and Chairman of our Board of Directors are held by different persons. The Executive Chairman of our Board of Directors, Jay S. Walker, chairs the Director and Stockholder Meetings and participates in preparing their agendas. Mr. Walker serves as a focal point for communication between management and the Board of Directors between Board meetings, although there is no restriction on communication between Directors and management. Jonathan Ellenthal serves as our Chief Executive Officer as well as a member of our Board of Directors. We believe that these arrangements afford the three independent members of our Board of Directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board has not designated a lead director. Given the limited number of Directors comprising the Board, the independent Directors call and plan their executive sessions collaboratively and, between Board meetings, communicate with management and one another directly. Under the circumstances, the Directors believe that formalizing a lead director function might detract from, rather than enhance, performance of their responsibilities as Directors.

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Board Role in Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the Company and its business and accomplishes this oversight through regular reporting by the Audit Committee. The Audit Committee assists the Board of Directors by periodically reviewing the accounting, reporting and financial practices of the Company, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business, including credit policies, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

Board Independence Standards for Directors

To be considered ‘‘independent’’ for purposes of membership to the Company’s Board of Directors, the Board must determine that a Director has no material relationship to the Company, including any of its subsidiaries, other than as a Director. For each Director, the Board broadly considers all relevant facts and circumstances. In making its determination, the Board considers the following categories of relationships to be material, thus precluding a determination that a Director is ‘‘independent.’’ The Board reviews at least annually whether Directors meet these Director Independence Standards.

The Board has determined that each of Mr. Lipman, Ms. Barner and Mr. Salute is ‘‘independent’’ under the independence standards of NASDAQ and applicable Commission rules.

In addition to the foregoing, in order to be considered ‘‘independent’’ under NASDAQ rules for purposes of serving on the Company’s Audit Committee or Compensation Committee, a Director also may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, other than as a Director, and may not be an ‘‘affiliated person’’ of the Company. Audit Committee members may receive Directors’ fees and fixed payments for prior service with the Company. The Board has determined that each member of the Audit Committee and each independent member of the Compensation Committee meets these additional independence requirements.

Communications with the Board of Directors

Stockholders can mail communications to the Board of Directors, c/o Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905, who will forward the correspondence to each addressee.

Director Nominees Recommended by Stockholders

The Nominating Committee will consider director candidates recommended by stockholders. The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search firms. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be ‘‘independent’’, as such term is defined under Rule 5605 of the listing standards of NASDAQ and SEC regulations. Stockholders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a Director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting Director for re-election. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

Code of Ethics

To ensure, among other things, that potential conflicts of interest are avoided or declared, we have adopted a Code of Ethics applying to all of our Directors, officers and employees. The Code of Ethics is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Commission and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the Code of Ethics, and (v) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available at the Company’s website www.walkerinnovation.com by clicking on the ‘‘Investor Relations’’ and then ‘‘Corporate Governance’’. Stockholders may also obtain a hard copy of these documents without charge from us by writing to Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905 or by calling the Company at (203) 461-7200.

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Involvement in Certain Legal Proceedings

None of our Named Executive Officers or Director Nominees has, during the past ten years:

(a)	Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

(d)	Been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, Directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with during 2015.

September 2013 Merger

On July 11, 2013, the Company entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’) pursuant to which, on September 18, 2013 (the ‘‘Closing Date’’) Walker Digital Holdings, LLC (‘‘Walker Holdings’’), a wholly-owned subsidiary of Walker Digital became a wholly-owned subsidiary of the Company (the ‘‘Merger’’). Subsequent to the Closing Date, Walker Holdings changed its name to Inventor Holdings, LLC (‘‘IH LLC’’). As a result of the Merger, the Company is now a holding company with its primary operations conducted through IH LLC. Under the transaction, Walker Digital received shares of the Company’s Common Stock and shares of a new Series B Convertible Preferred Stock, resulting in Walker Digital (after giving effect to a resale transaction completed in February 2014) owning approximately 48% of the economic interest and approximately 82% of the voting interest in the Company.

Prior to the Merger, Walker Digital Licensing and Enforcement (‘‘Walker Licensing’’) was a business segment of Walker Digital and was engaged in developing and commercializing patents and other intellectual property assets created by Walker Digital, which was the research and development lab founded and led by Jay S. Walker. Walker Licensing generated revenues from the granting of intellectual property rights for the use of, or pertaining to, patented technologies. It also monetized its intellectual property through the sale of select patent assets.

Policy and Procedures for the Review of Related Person Transactions

Pursuant to its charter, the Audit Committee is responsible for approving all related-party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interest and other improprieties.

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Transactions with Related Persons, Promoters and Certain Control Persons

Certain relationships between Walker Digital and our Directors and officers are set forth below:

•	Jay S. Walker is the chairman and founder of Walker Digital and beneficially owns a majority of the issued and outstanding equity interests in Walker Digital.

•	Jonathan Ellenthal was the Chief Executive Officer of WDM, a wholly-owned subsidiary of Walker Digital, and serves as a Director for many of Walker Digital’s subsidiaries.

•	Nathaniel J. Lipman was a Director of Walker Digital from March 2013 to September 2013.

Shared Services Agreements.

Walker Digital. The Company has a Shared Services Agreement with WDM (“WDM Shared Services Agreement”). The cost of such services varies monthly based on the terms of the WDM Shared Services Agreement. The incurred expenses include but are not limited to executive compensation, information technology services and supplies, administrative and general services and supplies and rent and utilities, are based either on specific attribution of those expenses or, where necessary and appropriate, based on the Company’s best estimate of an appropriate proportional allocation.

The Upside Commerce Group, LLC. The Company entered into a Shared Services Agreement (the “Upside Holdings Services Agreement”) dated as of December 4, 2015, with The Upside Commerce Group, LLC (formerly known as the Flexible Travel Company, LLC) (“Upside Holdings”), a company controlled by Mr. Walker and affiliated with Walker Digital, the Company’s controlling stockholder, regarding the provision of executive management, marketing, legal and financial consulting services. There are no set deliverables contemplated by the Upside Holdings Services Agreement, although the hourly rates the Company changes Upside Holdings (approximately equal to the Company’s cost) are specified. In connection with the Upside Holdings Services Agreement, the Company was granted a warrant to purchase limited liability interests at a price of $0.06 per Class A Common Share in Upside Holdings. The warrant was issued to the Company by Mr. Walker, who currently beneficially owns [76%] of the aggregate outstanding limited liability company interests of Upside Holdings.

Other Arrangements.

On July 11, 2013, we also entered into standard indemnification agreements, which became effective at the closing of the Merger, with our Directors and executive officers.

DIRECTOR COMPENSATION

The following summary describes compensation for non-employee Directors.

In September 2013, the Board of Directors adopted the Board Compensation Plan pursuant to which certain members of our Board are entitled to receive compensation. The Board Compensation Plan, as amended November 2014 and November 2015, is set forth below.

Annual Cash Retainer (payable quarterly):

Executive Chairman	January 1, to December 31, 2015:	$150,000
	Fiscal 2016 and subsequent years:	$0
Board Member (Independent)		$50,000
Board Member (Non-management and Not Independent)		$50,000

Supplemental Fees for Committee Members and Chairs:

Executive Committee Member (Independent)	January 1, to December 31, 2015:	$75,000
	Fiscal 2016 and subsequent years:	$0
Audit Committee Chair (Independent)		$25,000
Committee Member (Independent)		$10,000
Committee Member (Non-management and Not Independent)		$10,000

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If the Company holds Board or Committee meetings in addition to the quarterly meetings, independent and non-management members will be compensated $2,500 for in-person attendance and $1,000 for telephonic attendance at such additional meetings.

The Annual Cash Compensation retainer payments are payable in equal quarterly installments. Additionally, the Annual Cash Compensation retainer payments are paid pro-rata from a director's date of appointment to the Board until the next Annual Meeting of Stockholders.

One-Time Stock Option Grants (to be granted upon joining the Board of Directors):

Board Member (Independent)	50,000 shares of Common Stock
Executive Committee Member (Independent)	100,000 shares of Common Stock
Committee Chair (Independent)	20,000 shares of Common Stock

Expense Reimbursement Policy:

The Company shall reimburse its independent, non-management Board members for ordinary and necessary out of pocket expenses (e.g., travel, hotel, and meals) incurred in connection with Board activities.

Management Directors:

Directors who are employees of the Company receive no additional compensation for service as Directors. Mr. Ellenthal is the only Director of the Company who is also an employee.

The following table sets forth compensation information regarding the Company's non-employee Directors in fiscal 2015:

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa -tion ($)	Change in Pension Value and Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Sharon Barner	$75,000	—	$35,000	—	—	—	$110,000
Nathaniel J. Lipman	140,000	—	105,000	—	—	—	245,000
Richard J. Salute	61,250	—	98,000	—	—	—	159,250
Harvey W. Schiller	73,000	—	35,000	—	—	—	108,000
Jay S. Walker	150,000	—	—	—	—	—	150,000

(1)	These amounts represent the Annual Cash Retainer for Board Service and the Supplemental Fees for Committee Members and Chairs.

OWNERSHIP OF SHARES

The Company has two classes of stock outstanding, its Common Stock and its Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock are convertible on a one-for-one basis into shares of our Common Stock. The holders of the Company’s Common Stock are entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders, and holders of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast on all matters presented to the stockholders. The holders of the our Common Stock have equal rights to receive dividends, when and if declared by our Board of Directors, out of funds legally available for such purpose, and holders of our Series B Convertible Preferred Stock will receive the equivalent amount of any dividends as the holders of our Common Stock, on an as converted basis. In the event of liquidation, holders of our Common Stock are entitled to share ratably in our net assets available for distribution to stockholders, and holders of Series B Convertible Preferred Stock will receive the equivalent amount of liquidation proceeds as the holders of our Common Stock, on an as converted basis. The table below sets forth the number and percentage of shares of our Common Stock owned as of, April __, 2016, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our Directors and named executive officers, and our Directors and named executive officers as a group.

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Except as otherwise set forth below, the address of each of the persons listed below is Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905. Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days that have been granted under our incentive stock plans.

Title of Class	Name of Beneficial Owner	Amount Beneficially Owned(1)		Percent of Class
Common Stock	Walker Digital, LLC	29,405,261	(2)	82.3%
Series B Convertible Preferred Stock	Walker Digital, LLC	14,999,000	(3)	100.0%
Common Stock	Genesis Capital Advisors, LLC	3,244,358	(4)	3.1%
Common Stock	IP Navigation Group LLC	1,445,000	(5)	1.4%
Common Stock	Del Mar Asset Management LP	2,685,567	(6)	2.4%
Common Stock	Jay S. Walker	29,504,271	(7)	82.6%
Series B Convertible Preferred Stock	Jay S. Walker	14,999,000	(7)	100.0%
Common Stock	Jonathan Ellenthal	805,157	(8)	0.8%
Common Stock	Jonathan A. Siegel	483,333	(9)	0.5%
Common Stock	Kara B. Jenny	375,000	(10)	0.4%
Common Stock	Sharon Barner	41,666	(11)	*
Common Stock	Nathaniel J. Lipman	125,000	(12)	0.1%
Common Stock	Richard J. Salute	23,333	(13)	*
Common Stock	Harvey W. Schiller	514,486	(14)	0.5%
Common Stock	All Directors and Named Executive Officers as a group (8 persons)	31,872,246	(15)	84.8%

*	Less than 0.1%.

(1)	The number of shares of Common Stock includes shares owned and exercisable options (including options that will be exercisable within 60 days after April __, 2016 (i.e. by , June __, 2016).

(2)	Includes shares owned beneficially or deemed to be owned beneficially by Walker Digital, LLC and with respect to which may be deemed to have shared voting and investment power with Jay S. Walker as follows:

(a)	2,358,500 shares of Common Stock; and

(b)	14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock. As a result, of the voting power of the Series B Convertible Preferred Stock, Walker Digital, LLC may be deemed to beneficially own an additional 12,047,762 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(3)	Each share of Series B Convertible Preferred Stock, is convertible at the option of the holder thereof, at any time and from time to time, into one share of Common Stock. All shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters to which stockholders are entitled to vote. The holder of the Series B Convertible Preferred Stock is entitled to cast 80% of the total votes that may be cast with respect to any such matter.

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(4)	Based on a Schedule 13G/A filed by Genesis Capital Advisors LLC and Genesis Opportunity Fund, LP on February 16, 2016. Represents 1,535,529 shares of Common Stock held by Genesis Opportunity Fund, L.P. and 173,300 shares of Common Stock beneficially owned by Genesis Capital Advisors LLC, which is the investment manager of Genesis Opportunity Fund, L.P.. As set forth in the Schedule 13G/A each of Genesis Capital Advisors, LLC and Genesis Opportunity Fund, LP have disclaimed beneficial ownership of such securities except to the extent of their pecuniary interest therein. The business address of Genesis Capital Advisors LLC is 1212 Avenue of the Americas, 19th Floor, New York, NY 10036.

(5)	The business address of IP Navigation Group, LLC is Chateau Plaza, 2515 McKinney Ave., Suite 1000, Dallas, TX 75201.

(6)	Based upon a Schedule 13G and a Form 4 filed by Del Mar Asset Management, LP on February 24 and 26, 2014, respectively. Represents 2,098,900 shares of Common Stock held by Del Mar Master Fund, Ltd., a Cayman Islands exempted company (the ‘‘Master Fund’’) and 458,863 shares of Common Stock held by RockMaple Concetrated Alpha Trust, a Cayman Islands exempt company (‘‘RockMaple’’). David Freelove is the managing member of Del Mar Management, LLC, a Delaware limited liability company (the ‘‘GP’’). The GP is the general partner of Del Mar Asset Management, LP, a Delaware limited liability company (‘‘DMAM’’), and as such, directs DMAM’s operations. DMAM serves as the investment manager of the Master Fund. Mr. Freelove has sole voting or investment control over shares held by RockMaple. The business address of Del Mar Asset Management, LP is One Grand Central Place, 60 East 42nd Street, Suite 450, New York, NY 10165.

(7)	Includes shares owned beneficially or deemed to be owned beneficially by Jay S. Walker as follows:

(a)	287,295 shares of Common Stock directly and with respect to which he has sole voting and investment power; and

(b)	2,358,500 shares of Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock with respect to which may be deemed to have shared voting and investment power with Walker Digital, LLC. As a result of the voting power of the Series B Convertible Preferred Stock, Walker Digital, LLC may be deemed to beneficially own an additional 12,047,762 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(8)	Includes shares owned beneficially or deemed to be owned beneficially by Jonathan Ellenthal as follows:

(a)	71,825 shares of Common Stock directly and with respect to which he has sole voting and investment power;

(b)	733,332 shares of Common Stock underlying stock options; and

(c)	excludes Mr. Ellenthal’s 5% ownership in Walker Digital, LLC.

(9)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Jonathan A. Siegel.

(10)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Kara B. Jenny.

(11)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Sharon Barner.

(12) Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Nathaniel J. Lipman.

(13)Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Richard J. Salute.

(14)	Includes shares owned beneficially or deemed to be owned beneficially by Harvey W. Schiller as follows:

(a)	381,163 shares of Common Stock directly and with respect to which he as sole voting and investment power; and

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(b)	133,333 shares of Common Stock underlying stock options.

(15)	See notes (1) and (7) through (14).

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and other compensation paid by us to certain of our executive officers, whom we collectively refer to as the ‘‘named executive officers’’, for the periods indicated. No other executive officer received total compensation greater than $100,000 in 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compen- sation ($)	Total ($)
Jonathan Ellenthal	2015	$400,000	$—	$—	$164,603	$—	$564,603
Chief Executive Officer	2014	400,000	113,973	—	—	—	513,973

Jonathan A. Siegel(2)	2015	350,000	—	—	60,302	—	410,302
Chief Administrative	2014	307,591	—	—	1,049,750	—	1,357,341
Officer, General Counsel
and Secretary

Kara B. Jenny(3)	2015	329,000	48,939	—	—	—	377,939
Chief Financial Officer	2014	196,959	—	—	602,000	—	798,959

(1)	Reflects the aggregate grant date fair value of stock options granted in the respective fiscal year to the Named Executive Officers computed in accordance with ASC Topic 718.

(2)	Mr. Siegel became Chief Administrative Officer, General Counsel and Secretary when he joined the Company in February 2014. Mr. Siegel has an annual salary of $350,000.

(3)	Ms. Jenny became Chief Financial Officer when she joined the Company in May 2014. Ms. Jenny has an annual salary of $329,000.

Employment Agreements

The material terms of each Named Executive Officer’s employment agreement are described below:

Jonathan Ellenthal. Mr. Ellenthal’s compensation in fiscal 2015 was paid pursuant to an employment agreement which provides for Mr. Ellenthal’s employment as the Company’s Chief Executive Officer and Vice Chairman through September 18, 2016, unless earlier terminated. Under the terms of the agreement, Mr. Ellenthal received a base salary of $400,000 for fiscal 2015. Mr. Ellenthal has an annual bonus opportunity with a target of 100% of his annual base salary. In November 2013 he received a one-time grant of stock options to purchase 1,000,000 shares of our Common Stock and in May 2015 he received an additional one-time grant of stock options to purchase 200,000 shares of our Common Stock.

Jonathan A. Siegel. We have entered into an employment agreement and non-competition and confidentiality agreement with Jonathan A. Siegel, our Chief Administrative Officer, General Counsel and Secretary. Pursuant to that employment agreement, Mr. Siegel is entitled to an annual base salary of $350,000, an annual bonus opportunity with a target of 50% of his annual base salary commencing in 2015 and options to purchase 500,000 shares of our Common Stock.

Kara B. Jenny. We have entered into an employment agreement and non-competition and confidentiality agreement with Kara Jenny, our Chief Financial Officer. Pursuant to that employment agreement, Ms. Jenny is entitled to an annual base salary of $329,000, an annual bonus opportunity with a target of 30% of her annual base salary and options to purchase 300,000 shares of our Common Stock. Ms. Jenny received a bonus in the amount of $48,939 that was earned for the period between May 27, 2014 and December 31, 2014 and paid in 2015.

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Stock-Based Compensation Plans

The Company’s Board of Directors has adopted a stock-based employee compensation plan, the Amended and Restated 2015 Long-Term Incentive Plan referred to as the (“Incentive Plan”). The Incentive Plan, which provide for the granting of restricted stock awards, deferred stock unit awards, stock option awards and other equity and cash awards, was adopted for the purpose of encouraging key employees, consultants and directors who are not employees to acquire a proprietary interest in the growth and performance of the Company. The Compensation Committee had the authority to determine the amount, type and terms of each award, but may not grant awards under the Incentive Plan, in any combination, for more than 1,000,000 shares of the Company’s common stock to any individual during any calendar year.

As of December 31, 2015, 1,344,176 shares of common stock remain eligible to be issued under the Incentive Plans.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding unexercised option awards for each named executive officer as of the end of the fiscal year ended December 31, 2015:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Jonathan Ellenthal	11/15/2013	666,666	333,334	$4.05	11/15/2023
	5/15/2015	0	200,000	1.40	5/15/2025

Jonathan A. Siegel	2/14/2014	141,666	283,334	3.60	2/14/2024
	2/14/2015	—	75,000	1.37	2/14/2025

Kara B. Jenny	5/27/2014	100,000	200,000	3.20	5/27/2024

(1)	Stock options become exercisable or vest in thirds beginning on the first anniversary of the grant date and the next two anniversaries of the grant date thereafter, assuming continued employment and subject to possible acceleration upon the occurrence of certain events, and stock options expire ten years from the grant date.

Additionally, we have entered into agreements with certain of our current Directors and officers pursuant to which we have agreed to issue options to them. The following table contains information about our Common Stock that may be issued under our equity compensation plans as of December 31, 2015:

Equity Compensation Plan Information

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	4,263,166	$3.01	1,344,176	(2)

Equity compensation plans not approved by stockholders	—	—	—

Total	4,263,166	$3.01	1,344,176

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(1)	Our Amended and Restated 2015 Long-Term Incentive Plan was adopted on May 6, 2015.

(2)	The number of securities remaining available for future issuances includes 1,344,176 shares available under the Incentive Plan.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact ‘‘independent.’’

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC.

THE AUDIT COMMITTEE

Richard J. Salute, Chair
Nathaniel J. Lipman
Sharon Barner

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APPROVAL OF AN AMENDMENT TO THE COMPANY'S BYLAWS TO ALLOW FOR STOCKHOLDER REMOVAL OF DIRECTORS FOR CAUSE AND WITHOUT CAUSE

(Item 2)

In a recent bench ruling on a summary judgment motion, the Delaware Court of Chancery held in December 2015 that a provision of a Delaware Corporation’s charter or bylaws could not override the default rule under Delaware law that directors serving on a non-classified board (i.e. elected annually) and who are not elected pursuant to cumulative voting may be removed with or without cause by vote of holders of a majority of the outstanding shares entitled to vote in director elections. Prior to March 3, 2016, the Company's Bylaws only allowed for removal of directors with cause by the stockholders. On March 3, 2016, the Company's Board of Directors adopted amended and restated Bylaws, subject to the approval of the Company's stockholders, to allow for stockholder removal of directors with and without cause. The Nominating Committee and the Board of Directors believe adopting the Bylaw amendment is in the best interest of the Company and its stockholders.

The Board of Directors recommends a vote FOR the proposal to approve an amendment to the Company's Bylaws to allow for stockholder removal of Directors for cause and without cause. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 3)

The Audit Committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2016. A representative of Marcum, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

If stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Marcum, LLP.

Services and Fees of Independent Accountants

The following chart sets forth public accounting fees paid to Marcum, LLP during the years ended December 31, 2015 and 2014:

Marcum, LLP

	2015	2014
Audit Fees	$150,000	$138,000
Audit-Related Fees	13,000	34,000
Tax Fees	14,000	48,000
All Other Fees	—	—
Total	$177,000	$220,000

Audit fees were for professional services for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by Marcum, LLP in connection with statutory and regulatory filings or engagements for that fiscal year.

Audit-related fees consist of services by Marcum, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. We incurred these fees in connection with the preparation of registration statements. Audit-related fees also included out of pocket expenses incurred during the course of performing audit or review of our financial statements for the respective fiscal year.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services. The Audit Committee Chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval. All of the services described under the caption ‘‘Audit Fees’’ were pre-approved.

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The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Marcum, LLP as independent auditors of the Company for the fiscal year ending December 31, 2016. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Walker Innovation may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Walker Innovation's SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any stockholder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905 .

Walker Innovation will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Jonathan A. Siegel, Secretary, Walker Innovation Inc., Two High Ridge Park, Stamford, CT 06905 .

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The Company did not have notice, as of March 2, 2016, of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2016 is expected to be held in May 2017. Any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than December 17, 2016. As to any proposal submitted for presentation at the 2017 Annual Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2017 annual meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before March 1, 2017.

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By Order of the Board of Directors,
/s/Jonathan A. Siegel

Jonathan A. Siegel
Chief Administrative Officer, General
Counsel and Secretary

Dated: April [13], 2016

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Exhibit A

AMENDED AND RESTATED

BY-LAWS

OF

WALKER INNOVATION INC.

ARTICLE ONE

STOCKHOLDERS

SECTION 1.1 ANNUAL MEETINGS. An annual meeting of stockholders to elect directors and transact such other business as may properly be presented to the meeting shall be held on such date and at such place as the Board of Directors may from time to time fix, and if that day shall be a legal holiday in the jurisdiction in which the meeting is to be held, then on the next day not a legal holiday or as soon thereafter as may be practical as determined by the Board of Directors.

SECTION 1.2 SPECIAL MEETINGS. A special meeting of stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board (as defined below) or by the Secretary at the direction of a majority of the voting power of all the then outstanding shares of the voting stock, voting together as a single class upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting and as shall be stated in the notice of such meeting. The Whole Board shall mean the total number of directors which the Corporation would have if there were no vacancies.

SECTION 1.3 NOTICE OF MEETING. For each meeting of stockholders written notice shall be given stating the place, date and hour and, in the case of a special meeting, the purpose or purposes for which the meeting is called and, if the list of stockholders required by Section 1.9 is not to be at such place at least 10 days prior to the meeting, the place where such list will be. Except as otherwise provided by Delaware law, written notice of any meeting shall be given not less than 10 or more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in United States mail, postage prepaid, directed to stockholder at his address as it appears on the records of the Corporation.

SECTION 1.4 Quorum. Except as otherwise required by Delaware law or the Certificate of Incorporation, the holders of record of a majority of the voting power of all the then outstanding shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained. At any such adjourned session of the meeting at which there shall be present or represented the holders of record of the requisite number of shares, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 1.5 CHAIRMAN AND SECRETARY AT MEETING. At each meeting of stockholders the Chairman, or in his absence the President, or in the absence both the Chairman and the President, then a person designated by the Board of Directors, shall preside as chairman of the meeting; if no person is so designated, then the meeting shall choose a chairman by plurality vote. The Secretary, or in his absence a person designated by the chairman of the meeting, shall act as secretary of the meeting.

SECTION 1.6 VOTING; PROXIES. Except as otherwise provided by Delaware law or the Certificate of Incorporation, and subject to the provisions of Section 1.10:

(a) Each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of capital stock held by such stockholder; provided that, for so long as any share of Series B Preferred Stock remains outstanding, the aggregate of all votes entitled to be cast by the holders of shares of capital stock other than Series B Preferred Stock, by virtue of holding such shares, shall represent twenty percent (20%) of the total votes entitled to be cast by the stockholders, and the aggregate of all votes entitled to be cast by the holders of shares of Series B Preferred Stock, by virtue of holding such shares, shall represent eighty percent (80%) of the total votes entitled to be cast by the stockholders.

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(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder. Such proxy must be filed with the Secretary of the Corporation or his representative at or before the time of the meeting.

(c) Directors shall be elected by a plurality vote.

(d) Each matter, other than election of directors, properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

(e) Election of directors and the vote on any other matter presented to a meeting shall be by written ballot only if so ordered by the chairman of the meeting or if so requested by any stockholder present or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

SECTION 1.7 ADJOURNED MEETINGS. A meeting of stockholders may be adjourned to another time or place, as determined by the Chairman of the Meeting or as provided in Section 1.4. Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 1.8 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Except as may be otherwise provided in the Certificate of Incorporation of the Corporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding stock that would have been entitled to vote thereon at a meeting of stockholders.

SECTION 1.9 LIST OF STOCKHOLDERS ENTITLED TO VOTE. At least 10 days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number and class of shares registered in the name of each stockholder, shall be prepared and shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

SECTION 1.10 FIXING OF RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 or less than 10 days before the date of such meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and the record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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SECTION 1.11 RECORD DATE FOR ACTION BY WRITTEN CONSENT. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) calendar days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) calendar days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 1.11). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 1.11 or otherwise within ten (10) calendar days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 1.11, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board of Directors is required by law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

SECTION 1.12 INSPECTORS OF WRITTEN CONSENT. In the event of the delivery, in the manner provided by Section 1.11 above, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 1.11 above represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 1.12 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect to injunctive relief in such litigation).

SECTION 1.13 EFFECTIVENESS OF WRITTEN CONSENT. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) calendar days of the earliest dated written consent received in accordance with Section 1.11, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in Section 1.11 above.

SECTION 1.14 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(A) ANNUAL MEETINGS OF STOCKHOLDERS.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.14, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.14.

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(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.14, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation, whichever is later. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act, and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board of Directors.

Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.14 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.14 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.14. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder who shall be entitled to vote at the meeting may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.14 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, whichever is later. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(C) GENERAL.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.14 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.14. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, either the Board of Directors or the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.14 and, if any proposed nomination or business is not in compliance with this Section 1.14, to declare that such defective proposal or nomination shall be disregarded.

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(2) For purposes of this Section 1.14, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 1.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.14. Nothing in this Section 1.14 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock, if any shall be outstanding, to the extent permitted in the Certificate of Incorporation.

ARTICLE TWO

DIRECTORS

SECTION 2.1 NUMBER; TERM OF OFFICE; QUALIFICATIONS; VACANCIES. The number of directors that shall constitute the whole Board of Directors (the “Whole Board”) shall be fixed from time to time as determined by action of the Board of Directors taken by the affirmative vote of a majority of the whole Board of Directors. Directors shall be elected at the annual meeting of stockholders to hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified. Vacancies resulting from removal and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified.

SECTION 2.2 RESIGNATION; VACANCIES. Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, a majority of the directors then in office, including those who have so resigned if such resignation is specified to take effect at a future date which has not then occurred, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these By-Laws in the filling of other vacancies.

SECTION 2.3 REMOVAL. Except for the directors elected pursuant to and in accordance with the terms of a Certificate of Designations, Number, Voting Powers, Preferences and Rights of Preferred Stock, whose removal is governed thereby, any one or more directors may be removed by stockholders ^ with or without cause, and the affirmative vote of at least a majority of the voting power of all the then outstanding shares of voting stock, voting together as a single class, shall be required to effect such removal.

SECTION 2.4 REGULAR AND ANNUAL MEETINGS; NOTICE. Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of Delaware, as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting, and a notice, if given, need not specify the purposes thereof. A meeting of the Board of Directors may be held without notice immediately after an annual meeting of stockholders at the same place as that at which such meeting was held.

SECTION 2.5 SPECIAL MEETINGS; NOTICE. A special meeting of the Board of Directors may be called at any time by the Board of Directors, its Chairman, the Executive Committee, the Chief Executive Officer, the President or any person acting in the place of the President and shall be called by any one of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by at least two directors. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting. Notice of such meeting stating the time and place and principal purpose or purposes thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least two days before the day fixed for the meeting, or by nationally recognized overnight carrier, at least one day before the day fixed for the meeting, in each case addressed to each director at his address as it appears on the Corporation’s records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by electronic transmission, email, facsimile, telegraph, cable or radio or by delivery of notice by telephone or in person, in each case at least 12 hours before the time fixed for the meeting.

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SECTION 2.6 CHAIRMAN OF THE BOARD; PRESIDING OFFICER AND SECRETARY AT MEETINGS. The Board of Directors may elect one of its members to serve at its pleasure as Chairman of the Board. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board or in his absence by the Vice Chairman, or in his absence by the Chief Executive Officer, if a director, or if neither is present by such member of the Board of Directors as shall be chosen at the meeting. The Secretary, or in his absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

SECTION 2.7 QUORUM. A majority of the Whole Board shall constitute a quorum for the transaction of business, but in the absence of a quorum a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present. Except as otherwise required by the Certificate of Incorporation or the By-Laws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.8 MEETING BY TELEPHONE. Members of the Board of Directors or any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 2.9 ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

SECTION 2.10 EXECUTIVE AND OTHER COMMITTEES. (A) The Board of Directors may, by resolution passed by a majority of the Whole Board, designate an Executive Committee and one or more other committees, each such committee to consist of two or more directors (or, in the case of a special-purpose committee, one or more directors of the Corporation) as the Board of Directors may from time to time determine. Any such committee, to the extent provided in such resolution or resolutions or in these By-Laws and not inconsistent with Section 141 of the Delaware General Corporation Law, as amended (the “DGCL”), shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers that may require it; and unless the resolution or resolutions shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such committee member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the Board of Directors.

(B) Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article Two of these By-Laws.

SECTION 2.11 COMPENSATION. No director shall receive any stated salary for his services as a director or as a member of a committee but shall receive such sum, if any, as may from time to time be fixed by the action of Board of Directors.

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ARTICLE THREE

OFFICERS

SECTION 3.1 ELECTION; QUALIFICATION. The officers of the Corporation may include an Executive or non-Executive Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Chief Financial Officer, a Secretary and a Treasurer, each of whom shall be selected by the Board of Directors, in its sole determination. The Board of Directors may also elect a Controller, a Chief Operating Officer, one or more Assistant Chief Financial Officers, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers as it may from time to time determine. Any two or more offices may be held by the same person.

SECTION 3.2 TERM OF OFFICE. Each officer shall hold office from the time of his election and qualification to the time at which his successor is elected and qualified, unless he shall die or resign or shall be removed pursuant to Section 3.4 at any time sooner.

SECTION 3.3 RESIGNATION. Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Chairman of the Board, Chief Executive Officer, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.4 REMOVAL. Any officer may be removed at any time, with or without cause, by the vote of a majority of the Whole Board.

SECTION 3.5 VACANCIES. Any vacancy however caused in any office of the Corporation shall be filled by the Board of Directors.

SECTION 3.6 COMPENSATION. Unless otherwise provided by resolution passed by a majority of the Whole Board, and subject to the requirements of any national securities exchange or automated quotation system on which the stock of the Corporation is listed, the salaries of all officers elected by the Board of Directors shall be fixed by the Board of Directors.

SECTION 3.7 EXECUTIVE CHAIRMAN OF THE BOARD. The Executive Chairman of the Board shall be the chairman of all meetings of the Board of Directors and shall keep the Board of Directors appropriately informed regarding the business and affairs of the Corporation, subject however to the right of the Board of Directors to confer specified powers on officers and subject to the control of the Board of Directors and the Executive Committee, if any. The Executive Chairman of the Board shall be referred to in these By-Laws as Chairman of the Board.

SECTION 3.8 VICE CHAIRMAN. The Board of Directors may designate any director to be Vice Chairman, and in the absence or disability of the Chairman of the Board, the Vice Chairman, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and shall have such other powers and perform such other duties as from time to time prescribed for him by the Board of Directors or these Bylaws.

SECTION 3.9 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident of the office of Chief Executive Officer or which are delegated to him by the Board of Directors, subject however to the right of the Board of Directors to confer specified powers on officers and subject to the control of the Board of Directors and the Executive Committee, if any. The Chief Executive Officer shall also keep the Board of Directors appropriately informed regarding the business and affairs of the Company.

SECTION 3.10 PRESIDENT. The President, if so designated by the Board of Directors and if a Chief Executive Officer is not otherwise appointed, shall be the Chief Executive Officer of the Corporation and shall have general charge of the business and affairs of the Corporation, subject however to the right of the Board of Directors to confer specified powers on officers and subject to the control of the Board of Directors and the Executive Committee, if any. If not designated by the Board of Directors as Chief Executive Officer, the President shall have general charge of the day-to-day operations of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident of the office of President or which are delegated to him by the Board of Directors, subject however to the right of the Board of Directors to confer specified powers on officers and subject to the control of the Board of Directors and the Executive Committee, if any.

31

SECTION 3.11 EXECUTIVE AND SENIOR VICE PRESIDENTS. One or more Executive or Senior Vice Presidents shall, subject to the control of the Chief Executive Officer or the President, have lead accountability for components or functions of the Corporation as and to the extent designated by the Chief Executive Officer or the President and shall perform all duties and have all powers which are commonly incident of the office of Executive or Senior Vice President or which are delegated to him by the Board of Directors. Each Executive or Senior Vice President shall keep the Chief Executive Officer or the President to whom he or she reports appropriately informed on the business and affairs of the designated components or functions of the Corporation.

SECTION 3.12 VICE PRESIDENTS. Each Vice President shall have such powers and duties as generally pertain to the office of Vice President and as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe. During the absence of the President or his inability to act, the Vice President, or if there shall be more than one Vice President, then that one designated by the Board of Directors, shall exercise the powers and shall perform the duties of the President, subject to the direction of the Board of Directors and the Executive Committee, if any.

SECTION 3.13 SECRETARY. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. He shall be custodian of the corporate seal and shall affix it or cause it to be affixed to such instruments as require such seal and attest the same and shall exercise the powers and shall perform the duties incident to the office of Secretary, subject to the direction of the Board of Directors and the Executive Committee, if any.

SECTION 3.14 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have overall responsibility for the financial affairs and financial reporting requirements of the Corporation, and such other powers and duties as generally pertain to the office of Chief Financial Officer and as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe.

SECTION 3.15 TREASURER. The Treasurer shall have charge of and be responsible for the receipt, disbursement and safekeeping of all funds and securities of the Corporation. The Treasurer shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws. From time to time and whenever requested to do so, the Treasurer shall render statements of the condition of the finances of the Corporation to the Board of Directors. The Treasurer shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her.

SECTION 3.16 OTHER OFFICERS. Each other officer of the Corporation shall exercise the powers and shall perform the duties incident to his office, subject to the direction of the Board of Directors and the Executive Committee, if any.

ARTICLE FOUR

CAPITAL STOCK

SECTION 4.1 STOCK CERTIFICATES. The shares of the Corporation’s stock shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be issued in uncertificated form. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation (or the transfer agent or registrar, as the case may be). Each holder of stock of the Corporation, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a stock certificate in such form as may from time to time be prescribed by the Board of Directors. Each such certificate shall be signed by or in the name of the Corporation by the Chief Executive Officer, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any or all of the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 4.2 TRANSFER OF STOCK. Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

32

SECTION 4.3 HOLDERS OF RECORD. Prior to due presentment for registration of transfer the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

SECTION 4.4 LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. The Corporation shall issue a new certificate of stock to replace a certificate theretofore issued by it alleged to have been lost, destroyed or wrongfully taken, if the owner or his legal representative (i) requests replacement, before the Corporation has notice that the stock certificate has been acquired by a bona fide purchaser; (ii) files with the Corporation a bond sufficient to indemnify the Corporation against any loss or destruction of any such stock certificate or the issuance of any such new stock certificate; and (iii) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

ARTICLE FIVE

MISCELLANEOUS

SECTION 5.1 INDEMNITY.

(a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation, as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) and in the manner provided in the Certificate of Incorporation of the Corporation and as otherwise permitted by the DGCL.

SECTION 5.2 WAIVER OF NOTICE. Whenever notice is required by the Certificate of Incorporation, the By-Laws or any provision of the DGCL, a written waiver thereof, signed by the person entitled to notice, whether before or after the time required for such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver or notice.

SECTION 5.3 FISCAL YEAR. The fiscal year of the Corporation shall start on such date as the Board of Directors shall from time to time prescribe.

SECTION 5.4 CORPORATE SEAL. The corporate seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE SIX

AMENDMENT OF BY-LAWS

SECTION 6.1 AMENDMENT. The By-Laws may be altered, amended or repealed by the stockholders or by the Board of Directors. Notwithstanding any other provisions of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, any section of Article II or this Section 6.1 of Article VI.

Except as otherwise set forth in these By-Laws, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.

33

ANNUAL MEETING OF STOCKHOLDERS OF

WALKER INNOVATION INC.

May 5, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000001000 9 050516

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Item 2. Approval of the Amended and Restated Bylaws of the Company to allow for stockholder removal of directors for cause and without cause	☐	☐	☐
Item 3. Ratification of appointment of Marcum, LLP	☐	☐	☐

Item 4. To transact any other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof

The undersigned stockholder of Walker Innovation Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WALKER INNOVATION INC.

COMMON STOCK

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay S. Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Walker Innovation Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Thursday, May 5, 2016 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

WALKER INNOVATION INC.

May 5, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000001000 9 050516

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

NOMINEES:

☐ **FOR ALL NOMINEES**
☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**
☐ **FOR ALL EXCEPT** (See instructions below)

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Item 2. Approval of the Amended and Restated Bylaws of the Company to allow for stockholder removal of directors for cause and without cause	☐	☐	☐
Item 3. Ratification of appointment of Marcum, LLP	☐	☐	☐

Item 4. To transact any other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof

The undersigned stockholder of Walker Innovation Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WALKER INNOVATION INC.

SERIES B CONVERTIBLE PREFERRED STOCK

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay S. Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Series B Convertible Preferred Stock of Walker Innovation Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Thursday, May 5, 2016 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475